SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Fixed Income Opportunities Fund
The Board of Trustees of DWS Fixed Income Opportunities Fund (Acquired Fund) has given approval to proposals by DWS Investment Management Americas, Inc. (DIMA), the advisor of the Acquired Fund, to (i) terminate the sub-advisory agreement with DWS Alternatives Global Limited, an affiliate of DIMA and a direct wholly-owned subsidiary of DWS Group, on or about May 16, 2019; and (ii) effect the merger of the Acquired Fund into DWS Short Duration Fund (Acquiring Fund), on or about August 5, 2019 (Merger Date).
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, by calling (800) 728-3337 or by asking your financial representative.
Class A shares of the Acquiring Fund do not have a front-end sales load or a Contingent Deferred Sales Charge (CDSC). However, Class A shares of the Acquired Fund that are transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund, that were subject to a CDSC at the time of the exchange, will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. Any purchases in the Acquired Fund pursuant to the Acquired Fund's Large Order NAV Purchase Privilege made prior to August 5, 2019 may be subject to a CDSC of 0.50% if redeemed within 12 months of the original purchase date.
Effective on or about May 16, 2019, the summary prospectus is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-35